SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

           __________________________________________


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) November 30,
                              2001



                    FirstFed Financial Corp.
     (Exact name of registrant as specified in its charter)



        Delaware                      1-9566                    95-4087449
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)



401 Wilshire Boulevard, Santa Monica, California,               90401-1490
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (310) 319-6000





Total number of pages is 4.
Index to Exhibit is on Page 3.

Item 5.  Other Events.

     On November 30, 2001, the registrant, FirstFed Financial Corp., issued a press release. A copy of the relevant portion of this press release is attached and incorporated herein as an Exhibit.

Item 7.  Financial Statements and Exhibits

      a)   Financial Statements of businesses acquired.

           Not applicable.

      b)   Pro forma financial information.

           Not applicable.

      c)   Exhibits

           Press Release dated November 30, 2001.



                       S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated:  November 30, 2001      By:     /s/ Douglas J. Goddard
                                       Douglas J. Goddard
                                       Chief Financial Officer





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                        INDEX TO EXHIBITS

Item                                                     Page

Press Release dated November 30, 2001.                     4

                FIRSTFED COMPLETES ACQUISITION OF
          DEL AMO SAVINGS BANK AND FRONTIER STATE BANK


     Santa Monica, California, November 30, 2001 - FirstFed Financial Corp. (NYSE, symbol "FED"), parent company of First Federal Bank of California, Santa Monica, California, announced today that it has completed the acquisition of Del Amo Savings Bank and Frontier Bancorp, parent company of Frontier State Bank. Both Del Amo Savings Bank and Frontier Bancorp were formerly subsidiaries of City Holding Company, headquartered in West Virginia. First Federal Bank of California is a federal savings bank with $4.6 billion in assets. The merger of Del Amo Savings and Frontier State Bank into First Federal Bank of California results in four additional retail branch offices in the South Bay area of Southern California, and adds approximately $200 million in assets to First Federal's balance sheet. Through its 29 retail banking offices and three loan offices in Southern California, First Federal offers a wide range of financial services, including real estate loans (residential and income property), business loans, and consumer banking products.

     Ms. Babette Heimbuch, Chief Executive Officer and President of FirstFed and First Federal Bank of California, stated, "This acquisition has enhanced our current presence in the developing South Bay area of Los Angeles County, and has added additional construction lending expertise to our array of financial products and services. We believe that First Federal's client service-driven approach and increased financial resources will benefit the existing clients of Del Amo and Frontier."

     This press release contains certain forward-looking statements that are subject to various factors which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the possibility that the transaction discussed herein may not have the anticipated effects. FirstFed disclaims any intent or obligation to update this forward-looking information.

     Contact Person: James P. Giraldin, Senior Executive Vice President and Chief Operating Officer, 310/319-6013.



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